                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 30, 1997
                                                          -------------


                          Source Services Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                        0-21027               36-2690960
----------------------------         ------------          ------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.



 5580 LBJ Freeway, Suite 300, Dallas, Texas                         75240
 ------------------------------------------                       ----------
  (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code (972) 385-3002
                                                          --------------

ITEM 5.  OTHER EVENTS.

On May 30, 1997, the Registrant issued the press release attached as Exhibit
99.1. The information contained in this press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1      News Release of Registrant dated May 30, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Source Services Corporation


Dated:  May 30, 1997                      By: /s/ D. Les Ward
                                             ------------------------------
                                              D. Les Ward
                                              President and Chief Executive
                                              Officer

                                 EXHIBIT INDEX


                                                             Sequentially
  Exhibit #                         Item                     Numbered Page
  ---------                         ----                     -------------

    99.1                       Press Release                        5